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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): AUGUST 26, 2003


                            SAGA COMMUNICATIONS, INC.

             (Exact name of Registrant as specified in its charter)


           DELAWARE                      1-11588                38-3042953
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                    Identification No.)

       73 Kercheval Avenue, Grosse Pointe Farms, MI                48236
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On August 26, 2003, Saga Communications, Inc. issued a press release announcing it repurchased 99,100 shares of its Class A Common Stock between August 12 and August 19, 2003. The press release, dated August 26, 2003, is attached as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SAGA COMMUNICATIONS, INC.


Date:  August 26, 2003               By:  /s/ Samuel D. Bush
                                         ---------------------------------------
                                          Samuel D. Bush
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer




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                                INDEX OF EXHIBITS


         EXHIBIT NO.         DESCRIPTION

             99.1            Press Release dated August 26, 2003.